UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 17, 2015

Aon plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	1-7933	98-1030901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8 Devonshire Square, London, England (Address of Principal Executive Offices)		EC2M 4PL (Zip Code)
Registrant's telephone number, including area code: +44 20 7623 5500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual General Meeting of Shareholders on June 17, 2015 (the “Annual Meeting”). A total of 238,532,622 Class A Ordinary Shares were represented at the Annual Meeting in person or by proxy, or 85% of the total shares entitled to vote.
Shareholders voted on the following eleven proposals at the Annual Meeting, all of which are described in the 2015 Proxy Statement, and cast their votes as described below:

1.	The election of eleven nominees to serve as Directors. All of the nominees were elected.

Nominee	For	Against	Abstain	Broker Non-Votes
Lester B. Knight	217,785,634	2,502,680	1,478,514	16,765,794
Gregory C. Case	218,922,070	1,369,889	1,474,869	16,765,794
Fulvio Conti	220,029,329	206,175	1,531,324	16,765,794
Cheryl A. Francis	219,174,854	1,114,024	1,477,950	16,765,794
James W. Leng	219,808,435	461,405	1,496,988	16,765,794
J. Michael Losh	211,461,797	8,804,648	1,500,383	16,765,794
Robert S. Morrison	217,307,389	2,947,287	1,512,152	16,765,794
Richard B. Myers	218,128,204	2,156,227	1,482,397	16,765,794
Richard C. Notebaert	217,494,570	2,791,335	1,480,923	16,765,794
Gloria Santona	219,173,036	1,107,890	1,485,902	16,765,794
Carolyn Y. Woo	218,351,449	1,944,358	1,471,021	16,765,794

2.	The receipt of the Company’s annual report and accounts, together with the reports of the directors and auditors for the year ended December 31, 2014. This ordinary resolution was approved.

For	Against	Abstain
236,213,638	98,696	2,220,288

3.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2015. This ordinary resolution was approved.

For	Against	Abstain
235,447,755	1,591,988	1,492,879

4.
The re-appointment of Ernst & Young LLP as the Company’s U.K. statutory auditors to hold office from the conclusion of the Annual Meeting until the next annual general meeting where accounts are laid before the Company. This ordinary resolution was approved.

For	Against	Abstain
236,078,813	968,330	1,485,479

5.	The authorization of the Board of Directors to determine the remuneration of Ernst & Young LLP as the Company’s statutory auditors. This ordinary resolution was approved.

For	Against	Abstain
235,615,253	1,386,356	1,531,013

6.	An advisory vote to approve executive compensation. This advisory resolution was approved.

For	Against	Abstain	Broker Non-Votes
215,149,019	5,025,381	1,592,428	16,765,794

7.	An advisory vote to approve the directors’ remuneration report contained within the Company’s annual report and accounts. This advisory resolution was approved.

For	Against	Abstain	Broker Non-Votes
215,778,810	4,383,136	1,604,882	16,765,794

8.
The approval of certain revised form contracts for use in effecting purchases of shares pursuant to the Company’s share repurchase program and the counterparties with whom the Company may conduct such repurchase transactions. This ordinary resolution was approved.

For	Against	Abstain	Broker Non-Votes
216,212,531	3,404,192	2,150,105	16,765,794

9.
The authorization of the directors to exercise all powers of the Company to allot shares or grant rights to subscribe for or convert any security into shares in the Company. This ordinary resolution was approved.

For	Against	Abstain
219,239,268	12,141,295	7,152,059

10.	The authorization of the directors to allot equity securities for cash without preemptive rights. This special resolution was approved.

For	Against	Abstain	Broker Non-Votes
212,930,398	1,639,837	7,196,593	16,765,794

11.	The authorization of the Company and its subsidiaries to make political donations and expenditures. This ordinary resolution was approved.

For	Against	Abstain	Broker Non-Votes
218,182,447	1,973,859	1,610,522	16,765,794

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc
	By:	/s/ Matthew M. Rice Matthew M. Rice Assistant Company Secretary
Date: June 19, 2015